Exhibit 99.2

Accuray Announces Suzanne Winter, President, Promoted to President and CEO; Joshua

Levine Will Retire as CEO and Board Member

Accuray Also Announces Chief Financial Officer, Ali Pervaiz

SUNNYVALE, Calif., April 27, 2022 – Accuray Incorporated (NASDAQ: ARAY) announced today that Suzanne Winter, President, will succeed Joshua Levine as the company’s Chief Executive Officer, effective July 1, 2022.

Mr. Levine will retire from the Accuray Board of Directors at the end of the company’s fiscal year on June 30, 2022 and will remain available to the company in a consulting role through June 30, 2023 to ensure a smooth transition over the next year. Ms. Winter has been appointed as a director of the company and will join the Board effective April 27, 2022.

Ms. Winter joined Accuray as Senior Vice President, Chief Commercial Officer in October 2019 and has served as the company’s President since July 2021. In this role she directs the Company’s day-to-day operations, leads its global growth initiatives, and manages its innovation, regulatory and clinical efforts. During her tenure, Ms. Winter has implemented bold, forward-looking strategies including refocused investment in innovation and high impact product introductions delivering historic commercial results.

“Accuray has changed the way radiation therapy treatments are delivered. The unwavering commitment to ensuring that personalized precision treatments are available to anyone who has been diagnosed with cancer or neurological disorders is fundamental to who we are as a company,” said Ms. Winter. “I want to thank the Board for their vote of confidence in selecting me as the company’s next CEO. I am most excited about the opportunities ahead of us and the chance to lead our team of passionate professionals whose expertise and dedication to advancing patient care is key to our success. I look forward to building on the strong foundation built by Josh and leading the company into its next chapter, expanding on its legacy of innovation and creating value for all of our stakeholders.”

“It has been a privilege over the past nine+ years to lead this organization that has made such a meaningful difference in the lives of cancer patients around the world,” said Joshua Levine, Chief Executive Officer of Accuray. “We have made important improvements during my tenure with the company including strengthening our financial position, building the best product portfolio in the company’s history, and establishing strategically impactful industrial relationships with premier collaboration partners. As a result of these important business development activities, I believe we are at an important inflection point to transition the company to its next leader. Suzanne has made a significant impact since joining Accuray and I am confident she will effectively lead Accuray on behalf of all of our stakeholders: our employees, our customers and their patients, and our shareholders.”

“The leadership succession plan announced today is based on a thoughtful evaluation of the skills necessary to accelerate the organization’s growth and build shareholder value. During her time at Accuray, Suzanne has demonstrated her ability to lead, transform and attain results, and the Board has full confidence in her and her ability to chart the next path forward for Accuray,” said Joseph E. Whitters, Chairperson of Accuray’s Board of Directors. “The Board would like to thank Josh for his commitment to the company as CEO. Josh has done an outstanding job in preparing the organization for future success, leading improvements in its financial position and development of a strategically focused product roadmap, and formation of important partnerships to leverage Accuray’s competitive positioning. We are grateful for what he has achieved during his tenure and his continued leadership during the transition period.”

Accuray also announced today that Ali Pervaiz has been appointed Senior Vice President and Chief Financial Officer (CFO), leading the global finance organization and overseeing all financial aspects of the company, effective May 9, 2022. Pervaiz has been with Accuray for two years and currently serves as the company’s Vice President, Global Commercial Operations.

“Ali is a high-impact executive who, since joining Accuray, has led the transformation of our commercial operations and helped to drive revenue performance. Ali brings a 15- year career of financial leadership from GE Healthcare including an impressive blend of financial planning and analysis, well-honed operating skills and depth of experience in medical capital equipment commercial operations. His deep understanding of our business combined with a proven track record of delivering results and creating value makes him an outstanding candidate as our next CFO. Ali will be an invaluable partner to the business and allow us to continue to move the company forward executing on our revenue growth agenda and margin expansion plans,” stated Suzanne Winter.

Ms. Winter added, “We would also like to thank Brandy Green, Controller and interim CFO, for her dedication to the company over this last year. She deserves the highest level of recognition for what she has accomplished in the role.”

More About Suzanne Winter

Ms. Winter’s expertise includes senior executive roles spanning general management, commercial operations, and strategic business development across a range of healthcare industry segments, including diagnostic imaging, cardiovascular, neurology, women’s health and surgery. Prior to joining Accuray, she served as group vice president – Americas region at Medtronic Diabetes, where she led the $1.4 billion diabetes business. Previously, Ms. Winter was the general manager of GE Healthcare’s $500M Detection and Guidance Solutions as well as Commercial leadership of the Ultrasound business unit at Toshiba America Medical Systems. Ms Winter received an M.B.A. from Harvard Business School and has a B.S. in Chemistry from Saint Lawrence University.

More About Ali Pervaiz

Prior to joining Accuray, Mr. Pervaiz was with GE Healthcare for over 15 years in senior financial leadership roles. He began his finance career in GE’s prestigious Corporate Audit Staff program, a rigorous multi-year rotation through different divisions used to groom future leaders before assuming increasing levels of responsibility within the Finance organization. Mr. Pervaiz previously held the roles of Chief Financial Officer for two GE Healthcare business units including the $1.3B US Imaging Equipment and $650M US Life Support Solutions business. Mr. Pervaiz received an M.B.A. from the University of Chicago Booth School of Business with a focus on finance & operations, a M.S. in healthcare technologies management from the Medical College of Wisconsin and a B.S. from Marquette University. He will be based in Accuray Incorporated’s Madison, Wisconsin location.

About Accuray

Accuray is committed to expanding the powerful potential of radiation therapy to improve as many lives as possible. We invent unique, market-changing solutions that are designed to deliver radiation treatments for even the most complex cases—while making commonly treatable cases even easier—to meet the full spectrum of patient needs. We are dedicated to continuous innovation in radiation therapy for oncology, neuro-radiosurgery, and beyond, as we partner with clinicians and administrators, empowering them to help patients get back to their lives, faster. Accuray is headquartered in Sunnyvale, California, with facilities worldwide. To learn more, visit www.accuray.com or follow us on Facebook, LinkedIn, Twitter, and YouTube.

Safe Harbor Statement

Statements made in this press release that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release relate, but are not limited, expectations related to value creation, revenue growth, and margin expansion and expectations regarding the transition of leadership, including related to the company’s plans, goals and objectives. If any of these risks or uncertainties materialize, or if any of the company’s assumptions prove incorrect, actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the effect of the COVID-19 pandemic on the operations of the company and those of its customers and suppliers; disruptions to our supply chain, including increased logistics costs; the company’s ability to achieve widespread market acceptance of its products, including new product and software offerings; the company’s ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market, the company’s ability to realize the expected benefits of the China joint venture and other partnerships; risks inherent in international operations; the company’s ability to effectively manage its growth; the company’s ability to maintain or increase its gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; the company’s ability to meet the covenants under its credit facilities; the company’s ability to convert backlog to revenue; and such other risks identified under the heading “Risk Factors” in the company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2022 and as updated periodically with the company’s other filings with the SEC.

Forward-looking statements speak only as of the date the statements are made and are based on information available to the company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. The company assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not put undue reliance on any forward-looking statements.

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Beth Kaplan

Accuray

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bkaplan@accuray.com

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